                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2001

                            The Bethlehem Corporation
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             (Exact name of registrant as specified in its charter)

   Pennsylvania                         1-4676                    24-0525900
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)           Identification No.)

               25th and Lennox Streets, Easton, Pennsylvania 18045
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (610) 258-7111

                                       N/A
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         (Former name or former address, if changed since last report.)

            Item 4.                 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            On  July  12,  2001,  BDO  Seidman,  LLP  ("BDO")  resigned  as  the
Registrant's  independent auditors for the fiscal year ended May 31, 2001. BDO's report on the financial  statements of the  Registrant for the fiscal year ended
May 31, 2000 and May 31, 1999 did not contain any adverse  opinion or disclaimer of opinion and was not qualified or modified as to uncertainity,  audit scope or accounting  principles.  The opinion did contain an explanatory  paragraph about the  Company's  ability  to  continue  as a going  concern.  There were no other reportable events or disagreements with BDO to report in response to Item 304(a)
of Regulation 5-B.

            Item 7.                 FINANCIAL STATEMENTS AND EXHIBITS

            Exhibit  16 -  Letter,  dated  August  1,  2001,  from  BDO  to  the
Securities and Exchange Commission.

                                    SIGNATURE
                                    ---------

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           The Bethlehem Corporation

Dated:  August 2, 2001                     By: /s/ Antoinette L. Martin
                                               --------------------------------
                                           Antoinette L. Martin
                                           Vice President, Finance
                                           (Principal Financial and
                                           Accounting Officer)